Summary Prospectus January 4, 2016
Schwab Fundamental Emerging Markets Large Company Index Fund

Ticker symbol:	SFENX
Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, Statement of Additional Information (SAI) and other information about the fund online at www.csimfunds.com/schwabfunds_prospectus. You can also obtain this information at no cost by calling 1-866-414-6349 or by sending an email request to orders@mysummaryprospectus.com. If you purchase or hold fund shares through a financial intermediary, the fund’s prospectus, SAI, and other information about the fund are available from your financial intermediary.
The fund’s prospectus, dated February 27, 2015, and SAI, dated February 27, 2015, as supplemented March 10, 2015 and January 4, 2016, include a more detailed discussion of fund investment policies and the risks associated with various fund investments. The prospectus and SAI are incorporated by reference into the summary prospectus, making them legally a part of the summary prospectus.
Investment objective
The fund seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell Fundamental Emerging Markets Large Company Index.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.
Shareholder fees (fees paid directly from your investment)
Redemption fee (as a % of the amount sold or exchanged within 30 days of purchase)	2.00
Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.50
Distribution (12b-1) fees	None
Other expenses	0.35
Total annual fund operating expenses	0.85
Less expense reduction	(0.36)
Total annual fund operating expenses after expense reduction[1]	0.49
[1]	The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.49% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund's Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The figures are based on total annual fund operating expenses after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.
Expenses on a $10,000 investment
1 year	3 years	5 years	10 years
$50	$157	$274	$616
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 19% of the average value of its portfolio.
Principal investment strategies
To pursue its goal, the fund primarily invests in stocks that are included in the Russell Fundamental Emerging Markets Large Company Index1 (the “Index”). The Index measures the performance of the large company size segment by fundamental overall company scores (“scores”), which are created using as the universe the companies in the Russell Emerging Markets Index (the “Russell Index”). Securities are grouped in order of decreasing score and each company receives a weight based on the total weights of the companies within the Russell Index. Companies are split at the 87.5% point based on fundamental weights. Companies above this breakpoint make up the Index. The Index uses a partial quarterly reconstitution methodology in which the Index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Index is compiled and calculated by Russell Investments in conjunction with Research Affiliates LLC, and the method of calculating the components of the Index is subject to change.
It is the fund’s policy that, under normal circumstances, it will invest at least 80% of its net assets in stocks included in the Index, including depositary receipts representing securities of the Index; which may be in the form of American Depositary receipts (“ADRs”), Global Depositary receipts (“GDRs”) and European Depositary receipts (“EDRs”). The fund will notify its shareholders at least 60 days before changing this policy. The fund will generally give the same weight to a given stock as the Index does. However, when the investment adviser believes it is in the best interest of the
1
Index ownership—“Russell Fundamental Emerging Markets Large Company Index” is a joint trademark of Russell Investments (“Russell”) and Research Affiliates LLC (“RA”) and is used by the fund under license. “Research Affiliates” and “Fundamental Index” are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell Fundamental Index Series. Russell is the owner of the trademarks and copyrights related to the Russell Indexes. Schwab Fundamental Emerging Markets Large Company Index Fund is not sponsored, endorsed, sold or promoted by Russell or RA, and Russell and RA do not make any representation regarding the advisability of investing in shares of the fund.
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fund, such as to avoid purchasing odd-lots (i.e., purchasing less than the usual number of shares traded for a security), for tax considerations, or to address liquidity considerations with respect to a stock, the investment adviser may cause the fund’s weighting of a stock to be more or less than the Index’s weighting of the stock. The fund may sell securities that are represented in the Index in anticipation of their removal from the Index, or buy securities that are not yet represented in the Index in anticipation of their addition to the Index. The fund does not hedge its exposure to foreign currencies. However, the fund may use forward contracts to lock in exchange rates for the portfolio securities purchased or sold, but awaiting settlement. These transactions establish a rate of exchange that can be expected to be received upon settlement of the securities.
The fund uses an “indexing” investment approach, which attempts to replicate, before expenses, the performance of the Index by purchasing a basket of securities that compose the Index. Using this approach, the investment adviser seeks a correlation, over time, of 0.95 or better between the fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. However, it is possible that the investment adviser may determine to utilize instead a “sampling” methodology in seeking to achieve the fund’s objective. Sampling means that the investment adviser uses quantitative analysis to select stocks from the Index universe to obtain a representative sample of stocks that resembles the Index in terms of key risk factors, performance attributes and other characteristics. In certain circumstances it may not be possible or practicable for the fund to invest in all of the stocks comprising the Index or in proportion to their weightings in the Index.
There can be no guarantee that the performance of the fund will achieve a high degree of correlation with that of the Index. A number of factors may affect the fund’s ability to achieve a high correlation with its Index, including the degree to which the fund utilizes a sampling technique. The correlation between the performance of the fund and its Index may also diverge due to transaction costs, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the fund’s portfolio and the Index resulting from legal restrictions (such as diversification requirements) that apply to the fund but not to the Index.
Like many index funds, the fund also may invest in derivatives, principally futures contracts, and lend its securities to minimize the gap in performance that exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the Index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund can gain market exposure and potentially offset a portion of the gap attributable to its cash holdings. Any income realized through securities lending may help reduce the portion of the gap attributable to expenses. In addition, the fund may invest in exchange-traded funds.
The fund may concentrate its investments in an industry or group of industries to the extent that the Index the fund is designed to track is also so concentrated.
Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund's principal risks include:
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The fund invests in larger companies outside the U.S. stock market, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.
A significant percentage of the index may be composed of securities in a single industry or sector of the economy. If the fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.
Large-Cap Risk. Certain of the risks of this fund are associated with its investments in the large-cap segments of a stock market. Large-cap stocks tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments—bonds or small company stocks, for instance—the fund’s performance also will lag those investments.
Tracking Error Risk. As an index fund, the fund seeks to track the performance of its comparative index, although it may not be successful in doing so. The divergence between the performance of the fund and its index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in certain securities in the index, or match the securities’ weightings to the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund's investments, and could impair the fund's ability to meet its investment objective or invest in accordance with its investment strategy. These risks may be heightened in connection with investments in emerging markets. Foreign securities also include ADRs, GDRs, and EDRs, which are receipts issued by U.S. and foreign banks that represent shares of foreign-based corporations. Investment in ADRs, GDRs and EDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile. To the extent the fund’s investments in a single country or a limited number of countries represent a larger percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political and social conditions in those countries and it may be subject to increased price volatility.
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Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the fund’s investments in emerging market countries and, at times, it may be difficult to value such investments.
Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund's use of derivatives could reduce the fund's performance, increase its volatility, and could cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.
Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell illiquid securities at an advantageous time or price.
Sampling Index Tracking Risk. To the extent the fund uses a sampling method, the fund will not fully replicate its comparative index and may hold securities not included in the index. As a result, the fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. When the fund utilizes a sampling approach, it may not track the return of the index as well as it would if the fund purchased all of the securities in the index.
Securities Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.
Exchange Traded Funds (ETFs) Risk. The fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a proportionate share of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in the market for an ETF's shares can result in its value being more volatile than the underlying portfolio securities.
Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
For more information on the risks of investing in the fund, please see the “Fund details” section in the prospectus.
Performance
The bar chart below shows how the fund's investment results have varied from year to year, and the following table shows how the fund's average annual total returns for various periods compared to that of a broad based index and a composite index comprised of the fund's current and prior broad based indexes. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.csimfunds.com/schwabfunds_prospectus. On October 19,
2009, the Investor Share class, Select Share class and Institutional Share class were combined into a single class of shares of the fund, and the fund no longer offers multiple classes of shares. The performance history of the fund, prior to October 19, 2009, is that of the fund's former Institutional Shares.
Annual total returns (%) as of 12/31
Best Quarter: 34.84% Q2 2009
Worst Quarter: (23.70%) Q3 2011
Average annual total returns (%) as of 12/31/14
	1 year	5 years	Since Inception (1/31/08)
Before taxes	(11.32%)	(1.45%)	(1.00%)
After taxes on distributions	(11.73%)	(1.98%)	(1.46%)
After taxes on distributions and sale of shares	(5.76%)	(0.80%)	(0.52%)
Comparative Indices (reflect no deduction for expenses or taxes)
Russell Fundamental Emerging Markets Large Company Index (Net)[1,2]	(10.60%)	N/A	N/A
Fundamental Emerging Markets Large Company Spliced Index[3]	(10.60%)	(0.11%)	0.67%
[1]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[2]	The inception date of the Russell Fundamental Emerging Markets Large Company Index (Net) is February 24, 2011. The fund began tracking the index on October 19, 2012.
[3]	The Fundamental Emerging Markets Large Company Spliced Index is an internally calculated index, comprised of the FTSE RAFI Emerging Index from inception of the fund until the close of business on October 18, 2012 and the Russell Fundamental Emerging Markets Large Company Index (Net) from October 19, 2012 forward.
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (“IRA”) or other tax-advantaged account. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of shares at the end of the measurement period.
Investment adviser
Charles Schwab Investment Management, Inc.
Portfolio managers
Agnes Hong, CFA, Managing Director and Head of Passive Equity Strategies, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2012.
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Schwab Fundamental Emerging Markets Large Company Index Fund; Ticker Symbol:    SFENX
Ferian Juwono, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2013.
Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange (“NYSE”) is open. When you place intermediary orders to purchase, exchange or redeem fund shares through Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
Eligible Investors (as determined by the fund and which generally are limited to institutional investors) may invest directly in the fund by placing purchase, exchange and redemption orders through the fund's transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:
•by telephone at 1-800-407-0256; or
•by mail to Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.
The minimum initial investment for the fund is $100. The minimum may be waived for certain investors or in the fund’s sole discretion.
Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.
Payments to financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
REG54298-15    00159765
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